NUMBER               THIS                                COMMON STOCK
                     CERTIFICATE
B                         IS
                     TRANSFERABLE
                     IN THE CITY
                     OF NEW YORK
                      OR IN LOS
                       ANGELES
                     INCORPORATED                               SHARES
                      UNDER THE
                     LAWS OF THE
                       STATE OF                              SEE REVERSE
                       MARYLAND                              FOR CERTAIN
                                                             DEFINITIONS
                                            [LOGO]              CUSIP
                                          SUNAMERICA,        866930 10 0
                                             INC.
SUNAMERICA        THIS CERTIFIES THAT




                  IS THE OWNER OF
                     FULLY PAID AND NON-ASSESSABLE SHARES OF THE
                     PAR VALUE OF $1.00 EACH OF THE COMMON STOCK OF

[SUNAMERICA       Sun America Inc., transferable on the books
CORPORATE         of the Corporation by the holder hereof in
SEAL]             person or by duly authorized Attorney upon
                  surrender of this Certificate properly
                  endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Articles of Incorporation and the By-Laws of the Corporation and all amendments and supplements thereto (copies of which are on file with the Transfer Agent), to all of which the holder of this Certificate, by acceptance hereof, assents. This
                  Certificate is not valid until
                  countersigned by the Transfer Agent and
                  registered by the Registrar.

                       Witness the facsimile seal of the
                  Corporation and the facsimile signatures of its duly authorized officers.

                  Dated:
                  COUNTERSIGNED AND
                   REGISTERED:

                     FIRST INTERSTATE BANK OF CALIFORNIA

                      TRANSFER AGENT AND REGISTRAR

                  BY

                                                       AUTHORIZED SIGNATURE
                  /s/ Susan L. Harris       /s/ Eli Broad
                      Secretary                 Chairman and
                                                Chief
                                                Executive
                                                Officer


         The Corporation is authorized to issue stock of more than one class.

         The Corporation will furnish to any shareholder upon request and without charge a full statement of the designations, preferences, limitations and relative rights of each authorized class of stock, of the variations in the relative rights and preferences between the shares of each class so far as the same has been fixed and determined, and of the authority of the Board of Directors to fix and determine the relative rights and preferences of subsequent series. Any such request should be directed to the Corporation, attention of its Secretary at its principal place of business.


     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in                 UNIF GIFT MIN ACT -
          common                        ........Custodian........
TEN ENT - as tenants by the              (Cust)           (Minor)
          entireties
JT TEN  - as joint tenants              Under Uniform Gifts to Minors
          with right of                 Act.................
          survivorship and                     (State)
          not as tenants in
          common                        UNIF TRF MIN ACT -
                                        .....Custodian (until age...)
                                        (Cust)
                                        ......under Uniform Transfers
                                        (Minor)
                                        to Minors Act..........
                                                       (State)


         Additional abbreviations may also be used though not in the above list.


         FOR VALUE RECEIVED,__________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE
-------------------------------------
|                                   |
|                                   |
-------------------------------------


______________________________________________________________________________
          (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP
                              CODE, OF ASSIGNEE)

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________ Shares
of the Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_____________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ________________________________
                                          X_____________________________

                                          X_____________________________
                                          NOTICE: THE SIGNATURE(S) TO
                                                  THIS ASSIGNMENT MUST
                                                  CORRESPOND WITH THE
                                                  NAME(S) AS WRITTEN
                                                  UPON THE FACE OF THE
                                                  CERTIFICATE IN EVERY
                                                  PARTICULAR, WITHOUT
                                                  ALTERATION OR
                                                  ELARGEMENT OR ANY
                                                  CHANGE WHATEVER.
Signature(s) Guaranteed

By____________________________________
THE SIGNATURE(S) SHOULD BE
GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION, (BANKS,
STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS
WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C.
RULE 17Ad-15.